EXHIBIT 25

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)    ☐

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

AMERICAN TOWERS, INC.

(Exact name of obligor as specified in its charter)

Delaware	65-0598206
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN TOWER CORPORATION

(Exact name of obligor as specified in its charter)

Delaware	65-0723837
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ATC GP, INC.

(Exact name of obligor as specified in its charter)

Delaware	04-3406564
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN TOWER DELAWARE CORPORATION

(Exact name of obligor as specified in its charter)

Delaware	04-3481371
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN TOWER MANAGEMENT, INC.

(Exact name of obligor as specified in its charter)

Delaware	04-3498534
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ATC LP, INC.

(Exact name of obligor as specified in its charter)

Delaware	04-3406559
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ATC INTERNATIONAL HOLDING CORP.

(Exact name of obligor as specified in its charter)

Delaware	04-3480859
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NEW LOMA COMMUNICATIONS, INC.

(Exact name of obligor as specified in its charter)

California	94-2897237
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

TOWERSITES MONITORING, INC.

(Exact name of obligor as specified in its charter)

Delaware	04-3460661
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

KLINE IRON & STEEL CO., INC.

(Exact name of obligor as specified in its charter)

Delaware	04-3513175
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

CAROLINA TOWERS, INC.

(Exact name of obligor as specified in its charter)

South Carolina	57-0821655
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ATC TOWER SERVICES, INC.

(Exact name of obligor as specified in its charter)

New Mexico	85-0313707
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

UNISITE, INC.

(Exact name of obligor as specified in its charter)

Delaware	95-4480711
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ATC SOUTH AMERICA HOLDING CORP.

(Exact name of obligor as specified in its charter)

Delaware	04-3560949
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN TOWER INTERNATIONAL, INC.

(Exact name of obligor as specified in its charter)

Delaware	04-3557527
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN TOWER LLC

(Exact name of obligor as specified in its charter)

Delaware	03-0511705
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

TOWERS OF AMERICA, LLLP

(Exact name of obligor as specified in its charter)

Delaware	74-2921511
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN TOWER PA LLC

(Exact name of obligor as specified in its charter)

Delaware	04-3563946
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ATC MIDWEST, LLC

(Exact name of obligor as specified in its charter)

Delaware	59-3441707
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

TELECOM TOWERS, L.L.C.

(Exact name of obligor as specified in its charter)

Delaware	54-1866469
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ATC SOUTH, LLC

(Exact name of obligor as specified in its charter)

Delaware	04-3547449
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ATS/PCS, LLC

(Exact name of obligor as specified in its charter)

Delaware	04-3415938
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

MHB TOWER RENTALS OF AMERICA, LLC

(Exact name of obligor as specified in its charter)

Mississippi	64-0904462
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN TOWER, L.P.

(Exact name of obligor as specified in its charter)

Delaware	04-3406587
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

SHREVEPORT TOWER COMPANY

(Exact name of obligor as specified in its charter)

Louisiana	62-1610495
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN TOWER TRUST #1

(Exact name of obligor as specified in its charter)

Massachusetts	04-3531459
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN TOWER TRUST #2

(Exact name of obligor as specified in its charter)

Massachusetts	04-6935751
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

116 Huntington Avenue Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

12.25% Senior Subordinated Discount Notes due 2008

(Title of the indenture securities)

1.    General information. Furnish the following information as to the Trustee:

(a)    Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	2 Rector Street, New York, N.Y. 10006, and Albany, N.Y. 12203
Federal Reserve Bank of New York	33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation	Washington, D.C. 20429
New York Clearing House Association	New York, New York 10005

(b)    Whether it is authorized to exercise corporate trust powers.

Yes.

2.     Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.    List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of April, 2003.

THE BANK OF NEW YORK

By:	/S/ VAN. K. BROWN
Name: Van K. Brown
Title: Vice President